                                                                    EXHIBIT 10.7




               AMENDMENT NUMBER THREE TO THE EMPLOYMENT AGREEMENT

                                    BETWEEN

                          SNELLING AND SNELLING, INC.

                                      AND

                             TIMOTHY J. LONCHARICH

                           Effective October 2, 1997





SNELLING AND SNELLING, INC.
12801 NORTH CENTRAL EXPRESSWAY, SUITE 700
DALLAS, TEXAS 75243
TELEPHONE:  (972) 239-7575

               AMENDMENT NUMBER THREE TO THE EMPLOYMENT AGREEMENT
                                    BETWEEN
                          SNELLING AND SNELLING, INC.
                                      AND
                             TIMOTHY J. LONCHARICH

                          Effective:  October 2, 1997

         This Amendment made this 2nd day of October, 1997, by and between Snelling and Snelling, Inc., a Pennsylvania Corporation (the "Employer") and Timothy J. Loncharich ("Employee").

                                   RECITALS:

A. Employee and the Employer entered into an Employment Agreement effective July 26, 1994.

B. Employee and the Employer amended the Employment Agreement effective August 1, 1994 and November 1, 1996.

C. Pursuant to the provisions of Paragraph 15 of the Employment Agreement, Employee and the Employer desire to amend the Employment Agreement further.

         NOW , THEREFORE it is agreed that the Employment Agreement is amended effective as of October 2, 1997 as follows:

         l. Paragraph 2.A. Positions. is amended by restatement in its entirety to read as follows:

                 A. Positions. Employee will serve as President and Chief Operating Officer of the Employer.

         2. Except as amended by this Amendment Number Three, the Employment Agreement continues in full force and effect.

         EFFECTIVE as of the day and year first above written.

EMPLOYEE:                          EMPLOYER:

                                   SNELLING AND SNELLING, INC.


___________________________        By:________________________________
Timothy J. Loncharich                  Robert O. Snelling, Sr.
                                       Chairman of the Board and Chief
                                       Executive Officer

____________________________          ____________________________________
Date                                  Date

ADDRESS:                              ADDRESS:

1002 Saddlebrook Drive                12801 N. Central Expressway, Suite 700
Colleyville, Texas 76034              Dallas, Texas 75243